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                                                                   EXHIBIT 10.11

                          RELIANT ENERGY, INCORPORATED
                                  SAVINGS PLAN

                (As Amended and Restated Effective April 1, 1999)

                                 Third Amendment


                  The Benefits Committee of Reliant Energy, Incorporated, having reserved the right under Section 10.3 of the Reliant Energy, Incorporated Savings Plan, as amended and restated effective April 1, 1999, and as thereafter amended (the "Plan"), to amend the Plan, does hereby amend the Plan, to make certain design and law changes, including those which reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001, effective as of the dates set forth below, as follows:

                  1. Effective as of January 1, 2001, the definition of "Anniversary Date" in Section 1.5 of the Plan is hereby deleted, and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly.

                  2. Effective as of January 1, 2002, clause (v) in the third sentence of the definition of "Compensation" in Section 1.11 of the Plan (prior to the redesignation in Paragraph 1 herein) is hereby amended to read as follows:

         "(v) Compensation taken into account under the Plan for any Participant during a given Plan Year exceeding $200,000 (or such other amount provided under Code Section 401(a)(17)), as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B)."

                  3. Effective as of March 1, 2001, the definition of "Contribution" in Section 1.12 of the Plan (prior to the redesignation in Paragraph 1 herein) is hereby amended in its entirety to read as follows:

                  "1.12 CONTRIBUTION: Any amount contributed to the Trust Fund pursuant to the provisions of this Plan by the Employer or by a Participant from his Compensation, including After-Tax Matched Contributions, After-Tax Unmatched Contributions, Employer Matching Contributions, ESOP Contributions, Pre-Tax Matched Contributions, Pre-Tax Unmatched Contributions and Profit Sharing Contributions."


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                  4. Effective as of March 1, 2001, the definition of "Employer
Contributions" in Section 1.18 of the Plan (prior to the redesignation in Paragraph 1 herein) is hereby amended in its entirety to read as follows:

                  "1.18 EMPLOYER CONTRIBUTIONS: Collectively, Employer Matching Contributions, ESOP Contributions and Profit Sharing Contributions."

                  5. Effective as of March 1, 2001, the definition of "Employer Matching Account" in Section 1.19 of the Plan (prior to the redesignation in Paragraph 1 herein) is hereby amended in its entirety to read as follows:

                  "1.19 EMPLOYER MATCHING ACCOUNT: A Reliant Employer Matching Account and/or Resources Employer Matching Account, individually or collectively, as indicated by the context in which the term is used."

                  6. Effective as of March 1, 2001, the definition of "Employer Matching Contributions" in Section 1.20 of the Plan (prior to the redesignation in Paragraph 1 herein) is hereby amended in its entirety to read as follows:

                  "1.20 EMPLOYER MATCHING CONTRIBUTIONS: Collectively, Reliant Employer Matching Contributions and Resources Employer Matching Contributions."

                  7. Effective as of March 1, 2001, the definition of "Participant" in Section 1.39 of the Plan (prior to the redesignation in Paragraph 1 herein) is hereby amended in its entirety to read as follows:

                  "1.39 PARTICIPANT: An Employee who, pursuant to the provisions of Article III hereof, has met the eligibility requirements and is participating in the Plan. A former Employee shall be deemed a Participant under the Plan as long as he has an Account in the Trust Fund that has not been forfeited under Section 6.1 hereof and will be entitled to exercise all the rights and privileges granted active Employees who are Participants except as otherwise specifically provided in the case of contributions to the Plan under Article IV and Participant loans under Section 7.5 hereof."

                  8. Effective as of March 1, 2001, the following new definition of "Profit Sharing Contributions" is hereby added as Section 1.48 of the Plan (prior to the redesignation in Paragraph 1 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:


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                  "1.48 PROFIT SHARING CONTRIBUTIONS: Any amount contributed to the Trust Fund by the Resources Employer pursuant to Section 4.1(d), in the form of an 'Annual Profit Sharing Contribution' or a 'Payroll Profit Sharing Contribution' (as each is described in Section 4.1(d))."

                  9. Effective as of March 1, 2001, the following new definition of "Profit Sharing Account" is hereby added as Section 1.49 of the Plan (prior to the redesignation in Paragraph 1 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.49 PROFIT SHARING ACCOUNT: The account maintained to reflect the Profit Sharing Contributions to the Plan for a Participant, and any adjustments thereto made pursuant to the provisions of the Plan."

                  10. Effective as of March 1, 2001, the following new definition of "Reliant Employee" is hereby added as Section 1.50 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.50 RELIANT EMPLOYEE: An Employee who is not classified as a Resources Employee."

                  11. Effective as of March 1, 2001, the following new definition of "Reliant Employer" is hereby added as Section 1.51 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.51 RELIANT EMPLOYER: The Company and each other Employer that is not a Resources Employer."

                  12. Effective as of March 1, 2001, the following new definition of "Reliant Employer Matching Account" is hereby added as Section
1.52 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.52 RELIANT EMPLOYER MATCHING ACCOUNT: The account maintained to reflect Reliant Employer Matching Contributions to the Plan (and to reflect all 'Employer Matching Contributions' made to, and maintained in, the 'Employer Matching Account' prior to March 1, 2001, as each such term was defined under


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         the Plan immediately prior to March 1, 2001) for each Participant, and any adjustments thereto made pursuant to the provisions of the Plan."

                  13. Effective as of March 1, 2001, the following new definition of "Reliant Employer Matching Contributions" is hereby added as
Section 1.53 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.53 RELIANT EMPLOYER MATCHING CONTRIBUTIONS: Any amount, with the exception of ESOP Contributions, contributed to the Trust Fund by a Reliant Employer pursuant to Section 4.1(b)."

                  14. Effective as of March 1, 2001, the following new definition of "Resources" is hereby added as Section 1.54 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.54 RESOURCES: Reliant Resources, Inc., a Delaware corporation, or a successor to Reliant Resources, Inc., in the ownership of substantially all of its assets."

                  15. Effective as of March 1, 2001, the following new definition of "Resources Employee" is hereby added as Section 1.55 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.55 RESOURCES EMPLOYEE: An Employee of a Resources Employer, excluding, however, any Employee whose employment is covered by a collective bargaining agreement by and between an Employer and Local 66 of the International Brotherhood of Electrical Workers, AFL-CIO, that provides, pursuant to good faith bargaining, for such Employee's participation in the Plan."

                  16. Effective as of March 1, 2001, the following new definition of "Resources Employer" is hereby added as Section 1.56 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.56 RESOURCES EMPLOYER: Resources and each of its eligible subsidiaries that is an Employer and Reliant Energy Tegco, Inc., or its successor."


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                  17. Effective as of March 1, 2001, the following new
definition of "Resources Employer Matching Account" is hereby added as Section
1.57 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.57 RESOURCES EMPLOYER MATCHING ACCOUNT: The account maintained to reflect Resources Employer Matching Contributions to the Plan for a Participant, and any adjustments thereto made pursuant to the provisions of the Plan."

                  18. Effective as of March 1, 2001, the following new definition of "Resources Employer Matching Contributions" is hereby added as
Section 1.58 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.58 RESOURCES EMPLOYER MATCHING CONTRIBUTIONS: Any amount contributed to the Trust Fund by a Resources Employer pursuant to
         Section 4.1(c)."

                  19. Effective as of March 1, 2001, the following new definition of "Resources Stock" is hereby added as Section 1.59 of the Plan (prior to the redesignations in Paragraphs 1, 8 and 9 herein), and all subsequent definitions are hereby redesignated and affected references are hereby amended accordingly:

                  "1.59 RESOURCES STOCK: Common stock of Resources, which is readily tradable on an established securities market."

                  20. Effective as of January 1, 2002, Section 2.15 of the Plan is hereby amended in its entirety to read as follows:

                  "2.15 Presenting Claims for Benefits: Any Participant or any other person claiming under any deceased Participant (collectively, the 'Applicant') may submit written application to the Committee for the payment of any benefit asserted to be due him under the Plan. Such application shall set forth the nature of the claim and such other information as the Committee may reasonably request.

                  The Committee shall notify the Applicant of the benefits determination within a reasonable time after receipt of the claim, such time not to exceed 90 days unless special circumstances require an extension of time for processing the application. If such an extension of time for processing is required, written notice


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         of the extension shall be furnished to the Applicant prior to the end of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render its final decision. Notice of the Committee's decision to deny a claim in whole or in part shall be set forth in a manner calculated to be understood by the Applicant and shall contain the following:

                  (a)   the specific reason or reasons for the denial;

                  (b) specific reference to the pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the Applicant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) an explanation of the claims review procedures set forth in Section 2.16 hereof, including the claimant's right to bring a civil action under Section 502(a) of ERISA following a denial on review.

         If notice of denial is not furnished and if the claim is not granted within the period of time set forth above, the claim shall be deemed denied for purposes of proceeding to the review stage described in
         Section 2.16. Applicants shall be given timely written notice of the time limits set forth herein for determination on claims, appeal of claim denial and decisions on appeal."

                  21. Effective as of January 1, 2002, Section 2.16 of the Plan is hereby amended in its entirety to read as follows:

                  "2.16 Claims Review Procedure: If an application filed by an Applicant under Section 2.15 above shall result in a denial of the benefit applied for, either in whole or in part, such Applicant shall have the right, to be exercised by written request filed with the Committee within 60 days after receipt of notice of the denial of his application or, if no such notice has been given, within 60 days after the application is deemed denied under Section 2.15, for the review of his application and of his entitlement to the benefit for which he applied, by the Committee. Such request for review may contain such additional information and comments as the Applicant may wish to present. The Committee shall reconsider the application in light of such additional information and comments as the Applicant may have presented and, if the Applicant shall have so requested, may grant the Applicant a formal hearing before the Committee in its discretion. The Committee shall also permit the Applicant or his designated representative to review pertinent documents in its possession, including copies of the Plan document and information provided by the Employer relating to the Applicant's entitlement to such benefit. The Committee shall render a decision no later than


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         the date of the Committee meeting next following receipt of the request for review, except that (i) a decision may be rendered no later than the second following Committee meeting if the request is received within 30 days of the first meeting and (ii) under special circumstances which require an extension of time for rendering a decision (including but not limited to the need to hold a hearing), the decision may be rendered not later than the date of the third Committee meeting following the receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Applicant prior to the commencement of the extension. Notice of the Committee's final decision shall be furnished to the Applicant in writing, in a manner calculated to be understood by him, and if the Applicant's claim on review is denied in whole or in part, the notice shall set forth the specific reason or reasons for the denial and the specific reference to the pertinent plan provisions on which the denial is based, the Applicant's right to receive upon request, free of charge, reasonable access to, and copies of, all relevant documents, records and other information to his claim, and his right to bring a civil action under Section 502(a) of ERISA. If the decision on review is not furnished within the time period set forth above, the claim shall be deemed denied on review. Benefits under this Plan will only be paid if the Committee decides in its discretion that the Applicant is entitled to them."

                  22. Effective as of January 1, 2002, Section 2.17 of the Plan is hereby amended in its entirety to read as follows:

                  "2.17 Disputed Benefits: If any dispute shall arise between an Applicant and the Committee after review of a claim for benefits, or in the event any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold the payment of all or any part of the benefits payable hereunder to the Applicant until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved."

                  23. Effective as of March 1, 2001, Section 3.1 of the Plan is hereby amended in its entirety to read as follows:

                  "3.1 Eligibility of Employees: An Employee eligible to participate under the applicable Prior Plan immediately preceding the Effective Date shall be eligible to become a Participant in this Plan as of the Effective Date. From and after the Effective Date, each Employee who is an Eligible Employee and who is not a Participant and who began Service with an Employer on or after April 1, 1999 shall be initially eligible to participate in the Plan as soon as practicable following the later of the Effective Date or the date he first began Service with an Employer. From and after March 1, 2001, each Eligible Employee who is a Resources Employee shall become a Participant for purposes of Profit Sharing Contributions (if any) as of the later of
         (a) March 1, 2001 or (b) the date he first began Service with a Resources Employer.


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                  Notwithstanding the foregoing, each of the following
         individuals shall be ineligible to participate in this Plan: (i) an Employee who is employed as a building trades worker under a construction industry collective bargaining agreement providing specifically for retirement benefit payments to be made thereunder for such building trades worker; (ii) an Employee who is a Leased Employee;
         (iii) an individual who is designated, compensated or otherwise classified or treated as an independent contractor or a leased employee by an Employer or an Affiliate; and (iv) an individual who is a nonresident alien and who receives no United States source earned income from the Employer."

                  24. Effective as of March 1, 2001, Section 3.4 of the Plan is hereby amended in its entirety to read as follows:

                  "3.4 Application by Participants to Make Pre-Tax and/or After-Tax Contributions: Each Participant pursuant to this Article III who desires to make Pre-Tax Contributions and/or After-Tax Contributions to the Plan shall complete an application in such form as may be prescribed by the Committee in which the Participant shall elect to make and designate the amount of his Contributions, as contemplated under Sections 4.2 and 4.3 hereof, and his choice of investment options under Section 8.1 hereof."

                  25. Effective as of March 1, 2001, Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

                  "4.1 Employer Contributions.

                           (a) ESOP Contributions: For each Plan Year during
                  which an Exempt Loan is outstanding, the Reliant Employer shall make an ESOP Contribution to the Trust Fund, in such amount, if any, and at such times as shall be determined by the Company.

                           (b) Reliant Employer Matching Contributions: In
                  addition to any contribution required under subsection (a) above, the Reliant Employer shall make a Reliant Employer Matching Contribution (subject to adjustments for forfeitures and limitations on annual additions as elsewhere specified in the Plan) in the amount, if any, necessary to result in a total allocation under Article V to the ESOP Account of each Participant who is a Reliant Employee of not less than 75% of the total of his Pre-Tax Matched Contribution and After-Tax Matched Contribution (not to exceed in the aggregate 6% of the Participant's Compensation) for each payroll period.

                                    In addition to the foregoing contribution,
                  for any Plan Year, the Reliant Employer, in its sole discretion, may make a discretionary


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                  Reliant Employer Matching Contribution in the amount, if any, necessary to result in a total allocation under Article V to the ESOP Accounts of:

                                    (i) Participants who as of the last day of
                           the applicable Plan Year are (1) Reliant Employees and (2) in active Service;

                                    (ii) Participants (1) whose Service
                           terminates during the applicable Plan Year other than due to death or Disability and (2) who, as of such termination date, are (I) age 55 or older with five years of Service and (II) Reliant Employees; and

                                    (iii) Participants (1) whose Service
                           terminates during the applicable Plan Year due to death or Disability and (2) who, as of such termination date, are Reliant Employees;

                  equal to a percentage, determined by the Chairman of the Committee, in his sole discretion, of the total of each such eligible Participant's Pre-Tax Matched Contributions and After-Tax Matched Contributions for such Plan Year. Any discretionary Reliant Employer Matching Contribution shall be communicated to such eligible Participants within 90 days following the close of the applicable Plan Year, with such contribution to be made as soon as administratively practicable on or after the date of such communication, but in no event later than the time prescribed by law for filing the federal income tax return of the Company for the applicable Plan Year, including any extension which has been granted for the filing of such tax return.

                                    Further, the Reliant Employer may make an
                  additional ESOP Contribution under Section 4.1(a) and/or Reliant Employer Matching Contribution under this Section 4.1(b), as necessary, to make the allocation required under
                  Section 5.3(d)(ii) with respect to dividends used to repay an Exempt Loan.

                           (c) Resources Employer Matching Contributions: The
                  Resources Employer shall make a Resources Employer Matching Contribution (subject to adjustment for forfeitures and limitations on annual additions as elsewhere specified in the
                  Plan) in an amount in cash to result in a total allocation under Article V to the Resources Employer Matching Account of each Participant who is a Resources Employee equal to 100% of the total of his Pre-Tax Matched Contribution and After-Tax Matched Contribution (not to exceed in the aggregate 6% of the Participant's Compensation) for each payroll period.

                           (d) Profit Sharing Contributions by Resources
                  Employer: For any Plan Year, the Resources Employer may, in its sole discretion, make a Profit Sharing Contribution or Contributions (subject to adjustments for


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                  forfeitures and limitations on annual additions as elsewhere specified in the Plan) as described in clause (i) and/or clause (ii) below:

                                    (i) Annual Profit Sharing Contribution: For
                           any Plan Year, the Resources Employer may, in its sole discretion, contribute to the Trust Fund a discretionary Profit Sharing Contribution in an amount, if any, necessary to result in a total allocation under Article V to the Profit Sharing Accounts of:

                                    (1)   Participants who, as of the last day
                                          of the applicable Plan Year, are (A)
                                          Resources Employees and (B) in active
                                          Service;

                                    (2)   Participants (A) whose Service
                                          terminates during the applicable Plan
                                          Year other than due to death or
                                          Disability and (B) who, as of such
                                          termination date, are (I) Resources
                                          Employees and (II) age 55 or older
                                          with five years of Service; and

                                    (3)   Participants (A) whose Service
                                          terminates during the applicable Plan
                                          Year due to death or Disability and
                                          (B) who, as of such termination date,
                                          are Resources Employees;

                           equal to a percentage, not to exceed 3%, determined by the Chairman of the Committee, in his sole discretion, of each such eligible Participant's Compensation for such Plan Year ('Annual Profit Sharing Contribution'). The Annual Profit Sharing Contribution may be made in cash, Resources Stock or a combination of cash and Resources Stock, as determined by the Chairman of the Committee, in his sole discretion. Any Annual Profit Sharing Contribution shall be communicated to eligible Participants within 90 days following the close of the applicable Plan Year, with such contribution to be made as soon as administratively practicable on or after the date of such communication, but in no event later than the time prescribed by law for filing the federal income tax return of the Company for the applicable Plan Year, including any extension which has been granted for the filing of such tax return.

                                    (ii) Payroll Profit Sharing Contributions:
                           For any Plan Year, the Resources Employer may, in its sole discretion, contribute to the Trust Fund a discretionary Profit Sharing Contribution in cash as soon as administratively practicable on or after each payroll period during such Plan Year in an amount to result in a total allocation under Article V to the Profit Sharing Accounts of each Participant who is a Resources Employee as of


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


                           the last day of each payroll period equal to a percentage of each such Participant's eligible Compensation (as defined below) for each such payroll period, as determined by the Chairman of the Committee, in his sole discretion ('Payroll Profit Sharing Contribution'). For any Plan Year in which the Payroll Profit Sharing Contribution is elected to be made, Compensation for such contributions shall be the first $85,000 (or such other amount determined by the Chairman of the Committee, in his sole discretion) of Compensation for such Plan Year. For the 2001 Plan Year, (1) solely for purposes of determining the foregoing Compensation limit (and not for contribution purposes), all Compensation earned by an eligible Participant for the 2001 Plan Year shall be included, and (2) only payroll periods beginning after February 28, 2001 shall be eligible for the contribution under this Section 4.1(d)(ii). With the exception of the 2001 Plan Year, any Payroll Profit Sharing Contribution shall be communicated to eligible Participants prior to the first day of the applicable Plan Year.

                           (e) Forfeitures: To the extent specified in Section
                  5.3(d)(iii), any amount attributable to forfeitures will be applied to reduce, to the extent of such forfeitures, the Employer Matching Contributions required to be made and/or Profit Sharing Contributions (if any) the Employer elects to make under this Section 4.1 next following the determination of any such forfeiture amounts and/or pay incident expenses of the Plan. In the event that a forfeiture arising under Section
                  6.1 is reinstated under Section 6.9 because of the return to the employment of the terminated Participant, or in the event that a forfeiture arising under Section 6.11 is reinstated in accordance with the provisions of Section 6.11 because of an appropriate claim of forfeited unclaimed benefit by the Participant, Beneficiary or other distributee, the Employer shall contribute, within a reasonable time following such reemployment or claim, an amount equal to the forfeiture to be reinstated."

                  26. Effective as of January 1, 2002, the fourth sentence in the first paragraph of Section 4.2 of the Plan is hereby amended to read as follows:

         "A Participant's Pre-Tax Contributions under this Plan and all other plans, contracts or arrangements of the Employer shall not exceed a maximum dollar limitation provided under Code Section 402(g), as adjusted by the Secretary of the Treasury or his delegate for cost-of-living increases pursuant to Code Section 402(g)."

                  27. Effective as of January 1, 2002, Section 4.12 of the Plan is hereby amended to add the following new paragraph to the end thereof:

                  "The multiple use test described in Treasury Regulation
         Section 1.401(m)- 2 and this Section of the Plan shall not apply for Plan Years beginning after December 31, 2001."

                  28. Effective as of March 1, 2001, the first paragraph of
Section 5.1(a) of the Plan is hereby amended in its entirety to read as follows:

                  "Accounts shall be maintained for each Participant as may be appropriate from time to time to reflect his interest in the ESOP Fund and each Investment Fund in which he may be participating at any time as contemplated under Section 8.1. The interest in each Investment Fund attributable to the Pre-Tax and/or After-Tax Contributions made by or on behalf of each Participant under the Plan and Prior Plans shall be reflected in a Pre-Tax Contribution Account and/or an After-Tax Contribution Account for each Participant, respectively. The interest in the Reliant Energy Common Stock Fund of each Participant attributable to Reliant Employer Matching Contributions made to the Plan shall be reflected in a Reliant Employer Matching Account for each such Participant. The interest in the Investment Funds of each Participant attributable to Resources Employer Matching Contributions and/or Profit Sharing Contributions made to the Plan shall be reflected in a Resources Employer Matching Account and/or Profit Sharing Account, respectively, for each such Participant. The interest in the ESOP Fund of each Participant shall be reflected in an ESOP Account for each Participant as described in Section 5.3. An Employee or a Participant also may have a Rollover Account to reflect any rollover contributions he made pursuant to Section 4.16."

                  29. Effective as of March 1, 2001, subsections (a) and (b) of
Section 5.3 of the Plan are hereby amended in their entirety to read as follows:

                           "(a) Pre-Tax Contributions, After-Tax Contributions,
                  Employer Matching Contributions and Profit Sharing
                  Contributions:

                                    (i) Pre-Tax Contributions and After-Tax
                           Contributions received in the Trust Fund shall be credited as soon as practicable after the close of each applicable payroll period to the respective Pre-Tax Contribution Accounts and After-Tax Contribution Accounts of the Participants, and shall be invested in the Investment Funds in accordance with the Participants' instructions pursuant to
                           Section 8.1.


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


                                    (ii) Reliant Employer Matching
                           Contributions, if any, received in the Trust Fund shall be allocated and credited as soon as practicable after the close of each applicable payroll period or, in the case of the discretion contribution, as soon as practicable after the end of the applicable Plan Year, but in no event later than the time prescribed by law for the filing of the federal income tax return for the Company for the applicable Plan Year, including any extension which has been granted for the filing of such tax return, to such Participants' Reliant Employer Matching Accounts in accordance with Section 4.1(b) and shall be invested in accordance with Section 8.1.

                                    (iii) Resources Employer Matching
                           Contributions received in the Trust Fund shall be allocated and credited as soon as practicable after the close of each applicable payroll period to such Participants' Resources Employer Matching Accounts in accordance with Section 4.1(c) and shall be invested in the Investment Funds in accordance with the Participants' instructions pursuant to Section 8.1.

                                    (iv) Payroll Profit Sharing Contributions,
                           if any, under Section 4.1(d)(ii) received in the Trust Fund shall be allocated and credited as soon as practicable after the close of each applicable payroll period to the Profit Sharing Accounts of the eligible Participants in an amount equal to the percentage of each such Participant's eligible Compensation for the applicable payroll period as determined in accordance with Section 4.1(d)(ii), and shall be invested in the Investment Funds in accordance with the Participants' instructions pursuant to Section 8.1.

                                    (v) An Annual Profit Sharing Contribution,
                           if any, under Section 4.1(d)(i) received in the Trust Fund for a Plan Year shall be allocated and credited as soon as practicable after the end of the applicable Plan Year, but in no event later than the time prescribed by law for the filing of the federal income tax return for the Company for the applicable Plan Year, including any extension which has been granted for the filing of such tax return, to the Profit Sharing Accounts of the eligible Participants in an amount equal to the ratio that the sum of each such eligible Participant's Compensation for that applicable Plan Year bears to the total Compensation for all such eligible Participants for such applicable Plan Year, and shall be invested (1) if made in cash, in the Investment Funds in accordance with the Participants' instructions pursuant to
                           Section 8.1, and (2) if made in Resources Stock, in the appropriate Investment Fund established by the Committee for the investment in Resources Stock.

                           (b) ESOP Accounts: The ESOP Account of each
                  Participant who is a Reliant Employee shall have credited to his ESOP Account his allocable portion of (i) the Company Stock investment in the ESOP Fund purchased and paid for by the Trust (other than Financed Stock) or contributed in kind by the Reliant Employer, (ii) forfeitures from the ESOP Fund,
                  (iii) the Company Stock investment in the ESOP Fund released from the Stock Suspense Account and (iv) any cash held in the ESOP Fund. Such allocation shall be made in the ratio that the sum of each such Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution for the period bears to the total Pre-Tax Matched Contributions and After-Tax Matched Contributions of all such Participants for the period. The foregoing allocations made pursuant to this Section 5.3(b) shall be made as soon as practicable after the close of each payroll period in an amount not to exceed 75% of the total of each such eligible Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution and, if applicable, after the close of the first quarter following the end of the applicable Plan Year in an amount equal to the discretionary allocation percentage of the total of each such eligible Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution in accordance with Section 4.1(b)."

                  30. Effective as of March 1, 2001, Section 5.5(a)(4) of the Plan is hereby amended in its entirety to read as follows:

                           "4. If there is an Excess Amount with respect to a
                  Participant for the Limitation Year, such Excess Amount shall be disposed of as follows:

                                    A. There shall first be returned to the
                           Participant his After-Tax Unmatched Contributions, as defined in Section 4.3, if any, attributable to that Limitation Year to the extent such returned and reduced contributions would reduce the Excess Amount. If any such Excess Amount shall then remain, the Participant's Profit Sharing Contributions, as defined in Section 4.1(d), if any, attributable to that Limitation Year shall be released and allocated to a suspense account in the manner set forth in Paragraph B below to the extent such returned and reduced contributions would reduce the Excess Amount. If any such Excess Amount shall then remain, the Participant's Pre-Tax Unmatched Contributions, as defined in Section 4.2, if any, attributable to that Limitation Year shall be returned to the Participant to the extent such returned contributions would reduce the Excess Amount. If any such Excess Amount shall then remain, the Participant's After-Tax Matched Contributions, as defined in Section 4.3, if any, attributable to that Limitation Year shall be returned to the Participant, and the Employer Matching Contributions made with respect to said

                           After-Tax Matched Contributions shall be reduced and allocated to a suspense account in the manner set forth in Paragraph B below, both to the extent such returned and reduced contributions would reduce the Excess Amount. If any such Excess Amount shall then remain, the Participant's Pre-Tax Matched Contributions, as defined in Section 4.2, if any, attributable to that Limitation Year shall be returned to the Participant, and the Employer Matching Contributions made with respect to said Pre-Tax Matched Contributions shall be reduced and allocated to a suspense account in the manner set forth in Paragraph B below, both to the extent such returned and reduced contributions would reduce the Excess Amount. All such amounts shall be adjusted for any income or loss allocated thereon.

                                    B. The amount of the reduction of the
                           Employer Matching Contributions and/or Profit Sharing Contributions for the Participant shall be reallocated out of the ESOP Account, Employer Matching Account or Profit Sharing Account, as applicable, of such Participant and shall be held in a suspense account that shall be applied as a part of (and to reduce to such extent what would otherwise be) the Employer Matching Contributions and/or Profit Sharing Contributions for all Participants required to be made to the Plan during the next subsequent calendar quarter or quarters. No portion of such Excess Amount may be distributed to Participants or former Participants. If a suspense account is in existence at any time during the Limitation Year pursuant to this Paragraph B, such suspense account shall not participate in the allocation of investment gains or losses of the Trust Fund."

                  31. Effective as of March 1, 2001, the definition of "Annual Additions" in Section 5.5(d)(2) of the Plan is hereby amended in its entirety to read as follows:

                           "2. Annual Additions: With respect to each Plan Year
                  (Limitation Year), the total of the Employer Matching Contributions, ESOP Contributions (except to the extent herein provided), Pre-Tax Contributions, After-Tax Contributions, Profit Sharing Contributions, forfeitures and amounts described in Sections 415(e)(1) and 419(d)(2) of the Code, which are allocated to the Participant's Account; excluding, however, any amounts contributed to reinstate an amount forfeited or an unclaimed benefit. Provided Code Section 415(c)(6) is satisfied, ESOP Contributions used to repay interest on an Exempt Loan as described in Section 5.6 of the Plan shall not constitute an Annual Addition. Subject to the provisions of Section 415(c)(6) of the Code, Annual Additions shall not include (i) forfeitures of Financed Stock or (ii) ESOP Contributions used to pay interest on the Exempt Loan and charged against the Participant's Account."

                  32. Effective as of January 1, 2002, the definition of "Maximum Permissible Amount" in Section 5.5(d)(5) of the Plan is hereby amended in its entirety to read as follows:

                           "5. Maximum Permissible Amount: For a Limitation
                  Year, the Maximum Permissible Amount with respect to any Participant shall be the lesser of:

                                    A. $40,000, as adjusted by the Secretary of
                           the Treasury or his delegate pursuant to Code Section 415(d); or

                                    B. 100% of the Participant's Compensation
                           for the Limitation Year."

                  33. Effective as of January 1, 2001, the definition of "Compensation" in Section 5.5(d)(6) of the Plan is hereby amended to add the following model language provided in Internal Revenue Service ("IRS") Notice 2001-37, 2000-25 I.R.B. 1340, with respect to amendments made by section 314(e) of the Community Renewal Tax Relief Act of 2000 ("CRA") to Section 415(c)(3) of the Internal Revenue Code of 1986 ("Code"), to the end thereof:

                  "For Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 5.5 of the Plan, Compensation paid or made available during such Limitation Years shall include elective amounts that are not includible in the gross income of the Employee by reason of Code Section 132(f)(4)."

                  34. Effective as of January 1, 2002, the last sentence in the second paragraph of the definition of "Compensation" in Section 5.5(d)(6) of the Plan is hereby amended to read as follows:

                  "The foregoing notwithstanding, Compensation shall be limited to $200,000 (or such other amount provided under Code Section 401(a)(17)), as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B)."

                  35. Effective as of March 1, 2001, Section 6.1 of the Plan is hereby amended to add the following new paragraph to the end thereof:

                  "The foregoing to the contrary notwithstanding, a Participant who is an active Resources Employee on or after March 1, 2001 shall be 100% and fully vested in the values of his Accounts as of March 1, 2001 (if any) and in all Employer Contributions to his Accounts made on and after March 1, 2001. Such Resources Employee who subsequently becomes a Reliant Employee after March 1, 2001 shall continue to be 100% and fully vested in the values of his Accounts at all times and in all Employer Contributions to his Accounts made after he is no longer a Resources Employee."

                  36. Effective as of March 1, 2001, the last paragraph of
Section 6.6 of the Plan is hereby amended in its entirety to read as follows:

                  "All amounts attributable to (i) any excess of the values attributable to the interest in his Pre-Tax Contribution Account and/or his After-Tax Contribution Account and Profit Sharing Account, and the vested portion of his interest in his Employer Matching Account, ESOP Account and Prior Plan Accounts that are invested in the Reliant Energy Common Stock Fund and the ESOP Fund, over the interest therein provided to be distributed to him in kind, plus (ii) any interest of such Participant in his Pre-Tax Contribution Account and/or his After-Tax Contribution Account in any other Investment Fund, with the exception of the Reliant Energy Common Stock Fund, shall be distributed in cash."

                  37. Effective as of March 1, 2001, subsection (a) of Section
6.8 of the Plan is hereby amended in its entirety to read as follows:

                  "(a) Pre-Tax Contributions, After-Tax Contributions, Profit Sharing Contributions, Employer Matching Contributions and ESOP Contributions made subsequent to such Valuation Date;"

                  38. Effective as of January 1, 2001, Section 6.10 of the Plan is hereby amended to add the following model language provided under IRS Announcement 2001-18, 2001-10 I.R.B. 791, to adopt the proposed regulations under Section 401(a)(9) of the Code, published January 17, 2001, for purposes of making required minimum distributions from the Plan, to the end thereof:

                  "With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service."

                  39. Effective as of March 1, 2001, Section 7.2 of the Plan is hereby amended in its entirety to read as follows:

                  "7.2 Withdrawal of Pre-Tax Contributions On and After Age
         59 1/2: Pursuant to advance notice given in the manner prescribed by the Committee from time to time and subject to the conditions of
         Section 7.4, and subject to first withdrawing all amounts that may be available under Sections 7.1 and 7.3, each Participant who is age
         59 1/2 or older may elect to withdraw all or any amounts attributable to his Pre-Tax Matched and Unmatched Contributions, determined as of the Valuation Date immediately preceding the withdrawal date. Amounts withdrawn under this Section 7.2 shall be charged and withdrawn from a Participant's Accounts, to the extent applicable, in the following order: (i) Pre-Tax Unmatched Contributions and then Pre-Tax Matched Contributions in his Pre-Tax Contribution Account."

                  40. Effective as of March 1, 2001, the first, second and third paragraphs of Section 8.1 of the Plan are hereby amended in their entirety to read as follows:

                  "8.1 Investment of Trust Fund: Except as provided in Article VII with respect to Plan loans and as otherwise provided below, the Trustee shall divide the Trust Fund into Investment Funds, as set forth in Attachment A hereto, with such attachment hereby incorporated by reference as a part of the Plan, in accordance with the directions of the Participant and following such rules and procedures prescribed by the Committee. Notwithstanding any provision in this Section 8.1 to the contrary, a Participant (a) may not direct the investment of the amounts in his (i) Reliant Employer Matching Account (including amounts contributed to a Participant's 'Employer Matching Account' prior to March 1, 2001 (as such term was defined under the Plan immediately prior to March 1, 2001)), (ii) ESOP Account, or (iii) Prior Plan 1999 Matching Account into any Investment Fund other than the Reliant Energy Common Stock Fund, as described in Attachment A hereto, except as provided in Section 8.2, and (b) may not direct the investment of amounts in his Profit Sharing Account that were contributed in the form of Resources Stock into any Investment Fund other than the Investment Fund established by the Committee for such contribution until such Participant attains age 55 or older.

                  The Committee from time to time may revise the number and type of Investment Funds provided in Attachment A. Subject to such rules and procedures adopted by the Committee, each Participant shall have the right to direct the Committee or any agent appointed by the Committee to administer the investment of the Trust Fund to instruct the Trustee to invest his (i) Pre-Tax

         Contributions, (ii) After-Tax Contributions, (iii) Resources Employer Matching Contributions, (iv) Profit Sharing Contributions paid in cash and, if age 55, paid in Resources Stock, (v) amounts in his Prior Plan Accounts, excluding the Prior Plan 1999 Matching Account, and (vi) Rollover Account, and the earnings and accretions thereon, in any whole percentages totaling 100% among the Investment Funds.

                  With no restrictions on frequency, each Participant may, by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee and subject to any restrictions or conditions that may be established by the Committee, direct (1) the investment of his future (i) After-Tax Contributions,
         (ii) Pre-Tax Contributions, (iii) Resources Employer Matching Contributions and (iv) Profit Sharing Contributions paid in cash, and
         (2) the transfer of the current values in his (i) After-Tax Contribution Account, (ii) Pre-Tax Contribution Account, (iii) Prior Plan Accounts, excluding the Prior Plan 1999 Matching Account, (iv) Resources Employer Matching Account, (v) Profit Sharing Contributions paid in cash and, if age 55, paid in Resources Stock and/or (vi) Rollover Account among the various Investment Funds in any whole percentages totaling 100%. Any such change in Investment Funds shall be effective as soon as reasonably practicable following receipt of the change of Investment Funds, but in no event shall such change be effective earlier than the close of business on the Valuation Date on which such change is received. If a Participant fails to make a proper designation, then his Account shall be invested as soon as administratively feasible in the Investment Fund or Funds specified by the Committee from time to time in a uniform and nondiscriminatory manner."

                  41. Effective as of March 1, 2001, subsection (a) of Section
8.2 of the Plan is hereby amended in its entirety to read as follows:

                           "(a) Subject to Section 8.2(b), each Qualified
                  Participant (as defined herein) may elect, within 90 days after the close of each Plan Year in the initial election period (as defined herein), to direct the investment of up to 25% of the sum of the balances in the Participant's Reliant Employer Matching Account, ESOP Account and Prior Plan 1999 Matching Account (to the extent such portion exceeds the amount to which a prior election to diversify under this
                  Section 8.2(a) applies) into any or all Investment Funds with the exception of the Reliant Energy Common Stock Fund, and such diversification shall be made no later than as required under Code Section 401(a)(28). In the Plan Year after the initial election period, the percentage shall be 50% instead of 25%. A Qualified Participant is any Participant who has completed at least 10 years of participation in the Plan and applicable Prior Plan and who has attained age 55. The initial election period means the five Plan Year period beginning with the first Plan Year on or after January 1, 1992 in which the Participant first became a qualified Participant."

         42. Effective as of March 1, 2001, clause (i) of Section 8.2(b) of the Plan is hereby amended in its entirety to read as follows:

                           "(i) Each Participant who has (1) completed at least
                  10 years of participation in the Plan and applicable Prior Plan and (2) attained age 55 (hereinafter, a 'Qualified Participant') may elect, within 90 days after the close of each Plan Year in the initial election period (as defined herein), to direct the investment of up to 25% of the sum of the balances in such Participant's Reliant Employer Matching Account, ESOP Account and Prior Plan 1999 Matching Account (to the extent such portion exceeds the amount to which a prior election to diversify under this Section 8.2(b) applies), into any or all Investment Funds with the exception of the Reliant Energy Common Stock Fund, and such diversification shall be made no later than as required under Code Section 401(a)(28). In the Plan Year after the initial election period, the percentage shall be 50% instead of 25%. The initial election period means the five Plan Year period beginning with the first Plan Year in which the Participant first became a Qualified Participant."

         43. Effective as of January 1, 2002, the fifth sentence in the first paragraph of Section 11.3 of the Plan is hereby amended to read as follows:

         "For this purpose, the percentage with respect to a Key Employee will be determined by dividing the contributions (including forfeitures) made for such Key Employee by his total compensation (as defined in Section 415 of the Code) not in excess of $200,000 (or such other amount provided under Code Section 401(a)(17)) for the Plan Year."

         44. Effective as of January 1, 2002, the first sentence in Section 11.4 of the Plan is hereby amended to read as follows:

         "Each Participant's Compensation taken into account under this Article XI and under Section 1.11 for purposes of computing benefits under this Plan will not exceed $200,000 (or such other amount provided under Code
         Section 401(a)(17)), as adjusted by the Secretary of the Treasury or his delegate for cost-of-living increases in accordance with Code
         Section 401(a)(17)(B)."

         45. Effective as of January 1, 2002, Article XI of the Plan is hereby amended to add the following new Section 11.9 to the end thereof:

                  "11.9.   Modification of Top-Heavy Rules.

                           (a) Effective Date. This Section shall apply for
                  purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years, and, as applicable, amends this Article XI of the Plan.

                           (b)      Determination of Top-Heavy Status.

                                    1. 'Key Employee' means any Employee or
                           former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of a Considered Company having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31,
                           2002), a 5-percent owner of a Considered Company, or a 1-percent owner of a Considered Company having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                                    2. This subparagraph (2) shall apply for
                           purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

                                            (A) Distributions during year ending
                                    on the Determination Date. The present
                                    values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting '5-year period' for '1-year period.'

                                            (B) Employees not performing
                                    services during year ending on the
                                    Determination Date. The accrued benefits and accounts of any individual who has not performed services for a Considered Company during the

                                    1-year period ending on the Determination
                                    Date shall not be taken into account.

                           (c) Minimum Benefits. Employer matching contributions
                  shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code."

                  IN WITNESS WHEREOF, the Benefits Committee of Reliant Energy, Incorporated has caused these presents to be executed by its duly authorized Chairman in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 19th day of December, 2001, but effective as of the dates specified herein.

                                        BENEFITS COMMITTEE OF
                                        RELIANT ENERGY, INCORPORATED



                                        By: /s/ David M. McClanahan
                                           -----------------------------
                                           David M. McClanahan, Chairman

ATTEST:



/s/ Lynne Harkel-Rumford
-------------------------------
Lynne Harkel-Rumford, Secretary